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Exhibit 10.1

                                                                  Execution Copy

         PURCHASE AGREEMENT dated as of March 26, 2004 (this "Agreement") between (i) TELEX COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (the "Company"), and (ii) RAYMOND V. MALPOCHER ("Executive").

                                   Witnesseth:

         Whereas, the Company and Executive have entered into an Employment Agreement dated as of April 14, 2003, as amended (the "Employment Agreement") pursuant to which Executive would serve as the President and Chief Executive Officer of the Company; and

         Whereas, pursuant to the Employment Agreement, the Company agreed to issue to Executive shares of Common Stock and an option to purchase additional shares of Common Stock; and

         Whereas, the Employment Agreement was assigned by the Company to Telex Communications, Inc., a Delaware corporation ("Telex"), an indirect, wholly-owned subsidiary of the Company on November 19, 2003; and

         Whereas, the Company and Executive entered into a Subscription and Option Agreement (the "Subscription Agreement") dated as of January 14, 2004 pursuant to which (i) the Company sold to the Executive 300,000 shares (the "Shares")of the Company's common stock, par value $.01 per share ("Common Stock") and (ii) granted the Executive an option to purchase an additional 100,000 shares of Common Stock, all in accordance with the terms of the Subscription Agreement; and

         Whereas, the Company desires to repurchase the Shares and cancel the Subscription Agreement, all on the terms set forth herein.

         Now, therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Repurchase of Shares. Simultaneously with the execution and delivery of this Agreement, Executive shall sell to the Company, and the Company shall purchase from Executive, the Shares at a price of $0.30 per Share (the "Purchase Price"), or $90,000.00 in the aggregate, in cash or by check. The Company and Executive acknowledge that certificates evidencing the Shares were never issued to Executive. Accordingly, no certificates shall be issued for the Shares.

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         2.       Cancellation of Subscription Agreement. Upon the Company's
receipt of the Purchase Price, the Subscription Agreement shall be terminated and of no further force and effect.

         3. Further Actions. From time to time, as and when requested by either party hereto, the other party shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be deemed necessary or desirable to carry out the intent and purposes of this Agreement and to consummate and give effect to, or to evidence, the transactions hereunder and the provisions of this Agreement.

         4.       Miscellaneous.

                  (a) This Agreement contains the entire agreement among the parties to this Agreement with respect to the transactions hereunder and supersedes all prior arrangements or understandings with respect thereto. For avoidance of doubt, this Agreement shall not supersede the terms of the Employment Agreement, which shall remain in effect in accordance with its terms.

                  (b) The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  (c) All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered personally or sent by facsimile transmission, internationally recognized over-night courier or registered or certified mail, postage prepaid, addressed as follows:

If to the Company:                              with a copy to:

12000 Portland Avenue                           Stroock & Stroock & Lavan LLP
Burnsville, Minnesota 55337                     180 Maiden Lane
Telephone: 952.887.7489                         New York, New York 10038
Facsimile: 952.886.3754                         Telephone: 212.806.5864
Attention: Kristine L. Bruer                    Facsimile: 212.806.6006
           General Counsel                      Attention: Melvin Epstein

If to Executive:

441 Silver Leaf Circle
Trappe, Pennsylvania 19426

Any such notices or communications shall be deemed to have been received: (i) if delivered personally or sent by facsimile transmission (with transmission confirmed in a writing) or nationally recognized overnight courier; or (ii) if sent by registered or certified mail, on the date on which such mailing was received by the party to whom it was addressed. Any party may by

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notice as aforesaid change the address to which notices or other communications to it are to be delivered or mailed.

                  (d) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware.

                  (e) Any action, suit or other proceeding initiated by any party hereto against the others under or in connection with this Agreement may be brought only in the United States District Court for the District of Delaware or a Delaware state court located in the City of Wilmington having appropriate jurisdiction. The parties hereto hereby submit themselves to the jurisdiction of any such court for the purpose of any such action and agree that service of process on them in any such action, suit or proceeding may be effected by the means by which notices are to be given to it under this Agreement.

                  (f) The parties hereto acknowledge that the award of damages for any breach of the obligations undertaken by the parties hereto may be insufficient and inadequate and that the parties hereto shall be entitled to obtain specific performance of the obligations of the other parties under this Agreement or other injunctive relief, in addition to damages.

                  (g) In the event that it shall be necessary for any party to this Agreement to commence litigation to enforce its rights under this Agreement, and in the event that it is finally determined by a court of competent jurisdiction that the party against whom such enforcement is sought is in material breach of its obligations under this Agreement, then the prevailing party shall be entitled also to its legal costs in connection with the enforcement of such rights. In the event that it is finally determined by a court of competent jurisdiction that the party against whom such enforcement is sought is not in material breach of its obligations under this Agreement, then such party shall be entitled to its legal costs in connection with the defense of the action brought against it.

                  (h) Neither this Agreement nor any claims or rights under this Agreement shall be assignable otherwise than by operation of law by any party without the prior written consent of the other parties, and any purported assignment by any party without the prior written consent of the other parties shall be void. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors (whether by merger or otherwise) and permitted assigns.

                  (i) Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights under this Agreement at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

                  (j) Notwithstanding any other provision of this Agreement, this Agreement shall not create benefits on behalf of any third party or any other Person; and this Agreement shall be effective only as among the parties hereto, their successors and permitted assigns.

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                  (k)      In the event that any provision contained in this
Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

                  (l) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one of such counterparts.

             [The remainder of this page intentionally left blank.]

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         In witness whereof, the undersigned have executed this Agreement as of the date first above written.

TELEX COMMUNICATIONS, HOLDINGS, INC.               Executive:

By:__________________________                      _____________________________
    Name:  Gregory Richter                           RAYMOND V. MALPOCHER
    Title:  Chief Financial Officer

                                 SPOUSAL CONSENT

         The undersigned, being the spouse of Raymond V. Malpocher ("Executive"), hereby: (i) consents to the terms and conditions of the Purchase Agreement dated as of March 26, 2004 (the "Agreement") between Telex Communications Holdings, Inc. (the "Company") and Executive; (ii) agrees that all actions taken from time to time by Executive under the Agreement shall be binding upon the undersigned without the necessity of any consent, acknowledgment or confirmation by the undersigned; and (iii) acknowledges that the Company is relying upon the execution by the undersigned of this Spousal Consent in connection with the execution and performance by the Company of the Agreement.

         In witness whereof, the undersigned has executed this Spousal Consent as of ______________, 2004.

                                             Spouse of Executive:

                                             ___________________________________
                                             Suzanne Malpocher

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